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EXHIBIT 10.1



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                               GLOBIX CORPORATION

                             2003 STOCK OPTION PLAN

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
                                           TABLE OF CONTENTS

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
1.    PURPOSE........................................................................................1
2.    DEFINITIONS....................................................................................1
3.    ADMINISTRATION OF THE PLAN.....................................................................5
      3.1.     Board.................................................................................5
      3.2.     Committee.............................................................................5
      3.3.     Grants................................................................................6
      3.4.     No Liability..........................................................................6
      3.5.     Compliance with Section 162(m) of the Code............................................7
4.    STOCK SUBJECT TO THE PLAN......................................................................7
5.    EFFECTIVE DATE, DURATION AND AMENDMENTS........................................................7
      5.1.     Effective Date........................................................................7
      5.2.     Term..................................................................................7
      5.3.     Amendment and Termination of the Plan.................................................8
6.    GRANT ELIGIBILITY AND LIMITATIONS..............................................................8
      6.1.     Corporation or Subsidiary Employees; Service Providers; Other Persons.................8
      6.2.     Successive Grants.....................................................................8
      6.3.     Limitation on Shares of Stock Subject to Grants.......................................8
      6.4.     Limitations on Incentive Stock Options................................................8
      6.5.     Tandem and Substitute Grants..........................................................8
7.    AWARD AGREEMENT................................................................................9
8.    TERMS AND CONDITIONS OF OPTIONS................................................................9
      8.1.     Option Price..........................................................................9
      8.2.     Vesting...............................................................................9
      8.3.     Term..................................................................................10
      8.4.     Termination of Service................................................................10
      8.5.     Limitations on Exercise of Option.....................................................10
      8.6.     Method of Exercise....................................................................10
      8.7.     Rights of Holders of Options..........................................................10
      8.8.     Delivery of Stock Certificates........................................................11
9.    TRANSFERABILITY OF OPTIONS.....................................................................11
      9.1.     Transferability of Options............................................................11
      9.2.     Family Transfers......................................................................11
10.   FORM OF PAYMENT FOR OPTIONS....................................................................11
      10.1.    General Rule..........................................................................11
      10.2.    Cashless Exercise.....................................................................11
      10.3.    Other Forms of Payment................................................................12
11.   PARACHUTE LIMITATIONS..........................................................................12
12.   REQUIREMENTS OF LAW............................................................................13
      12.1.    General...............................................................................13
      12.2.    Rule 16b-3............................................................................13


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GLOBIX CORPORATION


13.   EFFECT OF CHANGES IN CAPITALIZATION............................................................14
      13.1.    Changes in Stock......................................................................14
      13.2.    Reorganization in Which the Corporation Is the Surviving Entity
               Which does not Constitute a Change of Control.........................................14
      13.3.    Change of Control.....................................................................15
      13.4.    Adjustments...........................................................................15
      13.5.    No Limitations on Corporation.........................................................16
14.   GENERAL PROVISIONS.............................................................................16
      14.1.    Disclaimer of Rights..................................................................16
      14.2.    Nonexclusivity of the Plan............................................................16
      14.3.    Withholding Taxes.....................................................................16
      14.4.    Captions..............................................................................17
      14.5.    Other Provisions......................................................................17
      14.6.    Number And Gender.....................................................................17
      14.7.    Severability..........................................................................17
      14.8.    Governing Law.........................................................................17


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                               GLOBIX CORPORATION

                             2003 STOCK OPTION PLAN


         Globix Corporation, a Delaware corporation (the "Corporation"), sets forth herein the terms of its 2003 Stock Option Plan (the "Plan"), as follows:

1.       PURPOSE

         The Plan is intended to enhance the Corporation's and its Affiliates'
(as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Corporation and its Affiliates and to expend maximum effort to improve the business results and earnings of the Corporation, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Corporation. To this end, the Plan provides for the grant of stock options which may be non-qualified stock options or incentive stock options, as provided herein.

2.       DEFINITIONS

         For purposes of interpreting the Plan and related documents (including
Award Agreements), the following definitions shall apply:

         2.1 "AFFILIATE" means, with respect to the Corporation, any company or other trade or business that controls, is controlled by or is under common control with the Corporation within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

         2.2 "AWARD AGREEMENT" means the written agreement between the Corporation and a Grantee that evidences and sets out the terms and conditions of a Grant.

         2.3 "BENEFIT ARRANGEMENT" shall have the meaning set forth in SECTION
11 hereof.

         2.4 "BOARD" means the Board of Directors of the Corporation.

         2.5 "CAUSE" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Corporation or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties, gross insubordination, or any act or failure to act that has, or with the passage of time could have, an adverse impact on the Corporation; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Corporation or an Affiliate.

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GLOBIX CORPORATION


         2.6 "CHANGE OF CONTROL" means (i) the dissolution or liquidation of the Corporation or a merger, consolidation, or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, (ii) a sale of substantially all of the assets of the Corporation to another person or entity, (iii) any transaction (including without limitation a merger or reorganization in which the Corporation is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning more than 50% of the combined voting power of all classes of stock of the Corporation, or (iv) the cessation, during any period of twenty-four (24) consecutive months, of individuals who at the beginning of such period constituted the Board (excluding any new director elected during such period whose election or nomination for election by the Corporation's shareholders was approved by a vote of the directors then still in office who were directors at the beginning of such twenty-four (24)-month period) to constitute a majority of the Board.

         2.7 "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.8 "COMMITTEE" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in SECTION
3.2.

         2.9 "CORPORATION" means Globix Corporation.

         2.10 "DISABILITY" means, as determined by the Corporation, that the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         2.11 "EFFECTIVE DATE" means the date the Plan is approved by the Board.

         2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         2.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

                  (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

                  (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;


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                  (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair
Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (d) If none of the foregoing is applicable, then the Fair
Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

                  Whenever possible, the determination of Fair Market Value by the Committee under paragraphs (a), (b), or (c) shall be based on the prices reported in THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

         2.14 "FAMILY MEMBER" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

         2.15 "GRANT" means an award of an Option under the Plan.

         2.16 "GRANT DATE" means, as determined by the Board or authorized
Committee, the latest to occur of (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under SECTION 6 hereof, or (iii) such other date as may be specified by the Board.

         2.17 "GRANTEE" means a person who receives or holds a Grant under the Plan.

         2.18 "INCENTIVE STOCK OPTION" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

         2.19 "NON-QUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

         2.20 "OPTION" means an option to purchase one or more shares of Stock pursuant to the Plan.

         2.21 "OPTION PRICE" means the purchase price for each share of Stock subject to an Option.

         2.22 "OTHER AGREEMENT" shall have the meaning set forth in SECTION 11 hereof.


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GLOBIX CORPORATION


         2.23 "OUTSIDE DIRECTOR" means a member of the Board who is not an officer or employee of the Corporation.

         2.24 "PLAN" means this Globix Corporation 2003 Stock Option Plan.

         2.25 "SECURITIES ACT" means the Securities Act of 1933, as now in effect or as hereafter amended.

         2.26 "SERVICE" means service as an employee, officer, director or other
Service Provider of the Corporation or an Affiliate, including any approved leave of absence. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Corporation or an Affiliate.
Service does not terminate when a Grantee is on a bona fide leave of absence;
provided, however, that the leave of absence was approved by the Corporation in writing if the terms of the leave provide for continued Service crediting or Service crediting is required by applicable law. Service will be treated as terminating three months after the commencement of a leave of absence, unless the Grantee's right to return to work is guaranteed by law or contract. In any event, Service terminates when the Grantee's approved leave of absence ends, unless the Grantee immediately returns to work as an active employee. Subject to the preceding sentences, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

         2.27 "SERVICE PROVIDER" means an employee, officer or director of the Corporation or a Subsidiary, or a natural person who is a consultant or adviser providing services to the Corporation or Subsidiary as of the date of Grant that are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

         2.28 "STOCK" means the common stock, par value $.01 per share, of the Corporation.

         2.29 "SUBSIDIARY" means any "subsidiary corporation" of the Corporation within the meaning of Section 424(f) of the Code.

         2.30 "TERMINATION DATE" means the date upon which an Option shall terminate or expire, as set forth in SECTION 8.3 hereof.

         2.31 "TEN PERCENT STOCKHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.


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3.       ADMINISTRATION OF THE PLAN

         3.1. BOARD.

         The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Corporation's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Corporation's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

         3.2. COMMITTEE.

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law.

                  (i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside
         Directors of the Corporation who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b--3 (or its successor) under the Exchange Act.

                  (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Corporation who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Corporation, may grant Grants under the Plan to such employees or other Service Providers, and may determine all terms of such Grants.

In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.


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         3.3. GRANTS.

         Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

         (i) designate Grantees,

         (ii) determine the type or types of Grants to be made to a Grantee,

         (iii) determine the number of shares of Stock to be subject to a Grant,

         (iv) establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify
Options as Incentive Stock Options),

         (v) prescribe the form of each Award Agreement evidencing a Grant, and

         (vi) amend, modify, or supplement the terms of any outstanding Grant.
Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

         As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Corporation Grants previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other award under another plan of the Corporation, any Affiliate, or any business entity to be acquired by the Corporation or an Affiliate. The Corporation may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Corporation or any Affiliate thereof or any confidentiality obligation with respect to the Corporation or any Affiliate thereof or otherwise in competition with the Corporation or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Corporation may annul a Grant if the Grantee is an employee of the Corporation or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. Any
Grant shall be contingent upon the Grantee executing the appropriate Award
Agreement.

         3.4. NO LIABILITY.

         No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.


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         3.5. COMPLIANCE WITH SECTION 162(m) OF THE CODE.

         Section 162(m) of the Code, added by the Omnibus Budget Reconciliation
Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees"
("Covered Employees"). If the Corporation is subject to Section 162(m) of the Code, it is the Corporation's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation's compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in SECTION 13 hereof, the number of shares of Stock available for issuance under the Plan shall be one million eight hundred twenty-nine thousand (1,829,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Corporation. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.       EFFECTIVE DATE, DURATION AND AMENDMENTS

         5.1. EFFECTIVE DATE.

         The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Corporation's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Corporation as set forth above, all Grants made under the Plan on or after the Effective
Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

         5.2. TERM.

         The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in
SECTION 5.3.


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         5.3. AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment shall be contingent on approval of the Corporation's stockholders to the extent stated by the Board or required by applicable law. No
Grants shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Grant theretofore awarded under the Plan.

6.       GRANT ELIGIBILITY AND LIMITATIONS

         6.1. CORPORATION OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER
PERSONS.

         Subject to this SECTION 6, Grants may be made under the Plan to any Service Provider to the Corporation or of any Affiliate, including any Outside
Director.

         6.2. SUCCESSIVE GRANTS.

         An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

         6.3. LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS.

         During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under SECTION 6 hereof is SEVEN HUNDRED SEVENTY-FIVE
THOUSAND (775,000) PER YEAR. The preceding limitations in this SECTION 6.3 are subject to adjustment as provided in SECTION 13 hereof.

         6.4. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

         An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Corporation or any Subsidiary of the Corporation; (ii) to the extent specifically provided in the related Award
Agreement; and (iii) to the extent that the aggregate Fair Market Value
(determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed
$100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

         6.5. TANDEM AND SUBSTITUTE GRANTS.

         Grants under the Plan may, in the discretion of the Board, be granted in tandem with or in substitution or exchange for any other Grant or any award granted under another plan of the Corporation, any Affiliate, or any business entity to be acquired by the Corporation or an Affiliate, or any other right of


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a Grantee to receive payment from the Corporation or any Affiliate. Such tandem and substitute or exchange Grants may be granted at any time. If a Grant is made in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant.

7.       AWARD AGREEMENT

         Each Grant pursuant to the Plan shall be evidenced by an Award
Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award
Agreement shall specify whether such Grant is intended to be a grant of Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.       TERMS AND CONDITIONS OF OPTIONS

         8.1. OPTION PRICE.

         The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; PROVIDED, HOWEVER, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

         8.2. VESTING.

         Subject to SECTIONS 8.3 AND 13.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this SECTION 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Corporation's right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Corporation as provided in SECTION 5.1 hereof.


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         8.3. TERM.

         Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the
"Termination Date"); PROVIDED, HOWEVER, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

         8.4. TERMINATION OF SERVICE.

         Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

         8.5. LIMITATIONS ON EXERCISE OF OPTION.

         Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Corporation as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in
SECTION 13 hereof which results in termination of the Option.

         8.6. METHOD OF EXERCISE.

         An Option that is exercisable may be exercised by the Grantee's delivery to the Corporation of written notice of exercise on any business day, at the Corporation's principal office, on the form specified by the Corporation.
Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised.

         8.7. RIGHTS OF HOLDERS OF OPTIONS.

         Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in SECTION 13 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.


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         8.8. DELIVERY OF STOCK CERTIFICATES.

         Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

9.       TRANSFERABILITY OF OPTIONS

         9.1. TRANSFERABILITY OF OPTIONS.

         Except as provided in SECTION 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in SECTION 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

         9.2. FAMILY TRANSFERS.

         If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive
Stock Option to any Family Member. For the purpose of this SECTION 9.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this SECTION 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this SECTION 9.2 or by will or the laws of descent and distribution. The events of termination of Service of SECTION 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in SECTION 8.4.

10.      FORM OF PAYMENT FOR OPTIONS

         10.1. GENERAL RULE.

         Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Corporation.

         10.2. CASHLESS EXERCISE.

         To the extent the Award Agreement so provides and the Corporation at the time of exercise so approves, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Corporation to sell shares of Stock and to deliver all or part of the sales proceeds to the Corporation in payment


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GLOBIX CORPORATION


of the Option Price and any withholding taxes described in SECTION 14.3. Note that applicable law may restrict the applicability of this provision for persons who at the time of exercise are officers or directors of the Corporation. In addition, this provision shall not apply if the shares of stock covered by the Grant are not registered under the Securities Act of 1933 and any applicable state or foreign securities laws.

         10.3. OTHER FORMS OF PAYMENT.

         To the extent the Award Agreement so provides and is otherwise permitted by law, payment of the Option Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.

11.      PARACHUTE LIMITATIONS

         Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Corporation or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by the Grantee shall not become exercisable or vested (i) to the extent that such right to exercise or vesting, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") AND (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise or vesting under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit
Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

12.      REQUIREMENTS OF LAW


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

GLOBIX CORPORATION


         12.1. GENERAL.

         The Corporation shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, or of the Corporation's Insider Trading Policy then in effect. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. To the extent required by the Securities Act of 1933 or any state or foreign securities law, the Corporation may also require the Grantee to execute a stock restriction agreement with respect to any shares of Stock acquired pursuant to the Plan and may require any stock certificates to bear any legends reflecting any applicable legal restrictions on transfer. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         12.2. RULE 16B-3.

         During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Corporation that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.


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

GLOBIX CORPORATION


13.      EFFECT OF CHANGES IN CAPITALIZATION

         13.1. CHANGES IN STOCK.

         If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the Effective Date, the number and kinds of shares for which grants of Options may be made under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an outstanding
Option, as applicable, but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Corporation shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Corporation's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Corporation) without receipt of consideration by the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust (i) the number and kind of shares subject to outstanding Grants and/or (ii) the exercise price of outstanding Options to reflect such distribution.

         13.2. REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING ENTITY
WHICH DOES NOT CONSTITUTE A CHANGE OF CONTROL.

         Subject to SECTION 13.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger, or consolidation of the Corporation with one or more other entities which does not constitute a Change of Control, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant, any restrictions applicable to such Grant shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.


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

GLOBIX CORPORATION


         13.3. CHANGE OF CONTROL.

         Subject to the exceptions set forth in the last sentence of this
SECTION 13.3 and the last sentence of SECTION 13.4 either of the following two actions shall be taken:

                  (i) prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

                  (ii) prior to the consummation of a Change of Control, the Board may elect, in its sole discretion, to cancel any outstanding Grants of Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of Stock subject to the Option (the "Grant Shares") multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (B) the Option Price applicable to such Grant Shares.

         With respect to the 15-day exercise window described in paragraph (i) above, (a) such 15-day window shall begin on the date the Grantee receives notice of the scheduled consummation of the Change of Control and shall end on the later of the actual date of consummation of the Change of Control or the fifteenth day following the delivery of the notice to the Grantee from the Corporation or the acquiring party, (b) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and
(c) upon consummation of any Change of Control the Plan, and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders. This SECTION 13.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options theretofore granted, or for the substitution for such Options for new common stock options relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices, in which event the Plan, Options theretofore granted shall continue in the manner and under the terms so provided.

         13.4. ADJUSTMENTS.

         Adjustments under this SECTION 13 related to shares of Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award
Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in SECTIONS 13.1, 13.2 and 13.3. Any adjustments under this Section 13 applicable to Incentive Stock Options shall comply with the provisions of
Section 424(a) of the Code.


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

GLOBIX CORPORATION


         13.5. NO LIMITATIONS ON CORPORATION.

         The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

14.      GENERAL PROVISIONS

         14.1. DISCLAIMER OF RIGHTS.

         No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Corporation either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Corporation or an Affiliate. The obligation of the Corporation to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

         14.2. NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

         14.3. WITHHOLDING TAXES.

         The Corporation or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the issuance of any shares of Stock upon the exercise of an Option.
At the time of exercise, the Grantee shall pay to the Corporation or the Affiliate, as the case may be, any amount that the Corporation or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.
The Corporation or an Affiliate, as the case may be, may agree to accept shares of Stock of equivalent Fair Market Value (determined in accordance with SECTION
2.13) in payment of any such withholding obligation if the Grantee requests to make payment in such manner.


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

GLOBIX CORPORATION


         14.4. CAPTIONS.

         The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

         14.5. OTHER PROVISIONS.

         Each Grant under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

         14.6. NUMBER AND GENDER.

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

         14.7. SEVERABILITY.

         If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         14.8. GOVERNING LAW.

         The validity and construction of this Plan and the instruments evidencing the Grant hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants hereunder to the substantive laws of any other jurisdiction.


                                     *  *  *


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